Exhibit 99.1

GigCapital, Inc. Completes Acquisition of Global CPaaS Provider, Kaleyra S.p.A.

Kaleyra to Begin Trading on the NYSE American Stock Exchange under the Ticker “KLR” and

Will Host the Opening Bell Ceremony on Tuesday, November 26, 2019

Palo Alto, Calif., USA and Milan, Italy – November 25, 2019—GigCapital, Inc. (NYSE: GIG, GIG.U, GIG.RT, and GIG.WS) (“GigCapital”), a Technology, Media, and Telecom (TMT) Private-to-Public Equity (PPE)™ corporation, today announced the closing of its previously announced combination with Kaleyra S.p.A., a rapidly growing cloud communications software provider delivering secure application programming interfaces (APIs) and connectivity solutions in the API/Communications Platform as a Service (CPaaS) market. The combination was approved by 98.1%, of GigCapital’s stockholders voting at GigCapital’s special meeting of stockholders held on November 22, 2019.

Initiation of Trading on the NYSE American and Opening Bell Ceremony

As part of the transaction combining GigCapital and Kaleyra S.p.A., the Company’s name will be changed to Kaleyra, Inc. (the “Company” or “Kaleyra”). With the combination being closed today, GigCapital, Inc. shares will cease trading on the NYSE, and Kaleyra, Inc. shares will begin trading effective November 26, 2019 on the NYSE American, under the ticker symbol “KLR”, where they are being listed for trading. In celebration of the combination and initiation of Kaleyra’s public trading, members of the Kaleyra and GigCapital management teams will ring the NYSE Opening Bell at 9:30 a.m. Eastern time on November 26, 2019. The event can be viewed live at https://livestream.com/ICENYSE/KaleyraIPOWebcast2019 or on the NYSE’s website at https://www.nyse.com/bell. Photos and video of the bell ringing will also be available via Facebook and Twitter @NYSE.

Dario Calogero, Kaleyra’s Founder who retains his position as Chief Executive Officer of the Company after the closing of the transaction, commented, “These are exciting times for Kaleyra. We now enter the public company marketplace, which will provide means to further expand and accelerate our growth plans of our highly secure, regulatory compliant and integrated mobile communications platform. Our robust engineering and new product development teams will be driving our growth initiatives. With nearly 50% of our workforce focused on these two functions, we are well positioned as a preferred partner in the CPaaS segment for both small- and medium-sized businesses and larger enterprises. I am confident in or plans for continued advanced product development efforts and global market expansion, both organically and through consolidation. To support these plans, we will broaden our marketing and sales footprint to address opportunities, particularly in the large North American market.”

Kaleyra is at the forefront of the dramatic shift in the telecom services market from the traditional hardware-centric marketplace approach to software and CPaaS. The Company has a global presence with a diverse base of 3,000 customers around the world and, while the majority of its customers span Europe, APAC, the Middle East and Latin America, with strong presence in the financial and banking industry, Kaleyra believes there is an opportunity for future revenue expansion particularly in the US market.

Kaleyra’s solutions include identity authentication, mobile and voice notifications on transactions, banking services authorizations, most notably via different integrated mobile channels through its platform. Its powerful combination of products is secure, flexible, fully redundant, and feature-rich. By providing the complete set of communications capabilities through converged infrastructure APIs, Kaleyra has eliminated the concerns over incompatible hardware components and network paradigms.

Dr. Avi Katz, Founder and Executive Chairman of the Board of the GigCapital Group, who will assume the role of Chairman of Kaleyra’s Board of Directors, added, “With its innovative technology, product leadership, global revenue growth and profitability over the last several years, Kaleyra is poised for significant growth and shareholder value creation. As a public company, Kaleyra will have a stronger capital structure and greater latitude to excel and achieve its projected accelerated financial growth by organic and strategic means. I strongly believe the combination of Kaleyra and GigCapital, using our Private-to-Public Equity (PPE)TM methodology, brings unique, attractive and promising opportunities to all stockholders, more so through the planned accelerated global expansion as well as enhanced penetration to the financial and banking industry and we are looking forward to working in concert to build a new and advanced CPaaS industry leading unicorn company.”

GigCapital was advised on the transaction closing by Cowen and Company, LLC, and Nomura Securities International, Inc. as financial advisors, with Crowell & Moring LLP as legal counsel. Kaleyra S.p.A was advised by Northland Capital Markets and Chiomenti as legal counsel.

About the GigCapital Group

GigCapital Group (the “GigCapital Group”) is a Private-to-Public Equity (PPE)TM technology, media, and telecommunications (TMT) focused investment group led by an affiliated team of technology industry corporate executives and entrepreneurs, and TMT operational and strategic experts in the private and public markets, including substantial, success-proven M&A and IPO activities. The group deploys a unique Mentor-Investors™ methodology to partner with exceptional TMT companies, managed by dedicated and experienced entrepreneurs. The GigCapital Group Private-to-Public Equity (PPE) companies (also known as blank check companies or Special Purpose Acquisition Companies (SPACs)) offer financial, operational and executive mentoring to U.S. and overseas private, and non-U.S. public companies, in order to accelerate their path from inception and as a privately-held entity into the growth-stage as a publicly traded company in the U.S. The partnership of the GigCapital Group with these companies continues through an organic and roll-up strategy growth post the transition to a public company. The GigCapital Group was launched in 2017 with the vision of becoming the lead franchise in incepting and developing TMT Private-to-Public Equity (PPE) companies. For more information, visit www.GigCG.com

“Private-to-Public Equity (PPE)” and “Mentor-Investor” are trademarks of GigFounders, LLC, used pursuant to agreement.

About Kaleyra

Kaleyra, Inc. (NYSE American: KLR) is a global group providing mobile communication services for financial institutions and enterprises of all sizes worldwide. Through its proprietary platform, Kaleyra manages multi-channel integrated communication services on a global scale, comprising of messages, push notifications, e-mail, instant messaging, voice services and chatbots. Kaleyra’s technology today makes it possible to safely and securely manage billions of messages monthly with a reach to hundreds of MNOs and over 190 countries. For more information: https://www.kaleyra.com/.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of U.S. federal securities laws. Such forward-looking statements include, but are not limited to, statements regarding the expectations, hopes, beliefs, intentions, plans, prospects or strategies regarding the business combination and future business plans of Kaleyra’s management team. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this press release are based on certain assumptions and analyses made by the management of Kaleyra in light of their respective experience and perception of historical trends, current conditions and expected future developments and their potential effects on Kaleyra as well as other factors they believe are appropriate in the circumstances. There can be no assurance that future developments affecting Kaleyra will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the parties) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including the ability of Kaleyra to meet the NYSE listing standards, and that Kaleyra will have sufficient capital to operate as anticipated. Should one or more of these risks or uncertainties materialize, or should any of the assumptions being made prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Kaleyra Contacts:

(Media)

Marco Lastrico

Barabino & Partners USA, LLC

+1 212 308 8710

m.lastrico@barabinousa.com

(Investors)

Darrow Associates, Inc.

Alison Ziegler

+1 (201) 220-2678

Jim Fanucchi

+1 (408) 404-5400

ir@kaleyra.com